UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 16, 2018

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933

(Address of Principal Executive Offices)
 (Zip Code)

Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))

o             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02             Results of Operations and Financial Condition

On October 16, 2018, Johnson & Johnson issued the attached press release announcing its sales and earnings for the third quarter ended September 30, 2018.

Item 8.01     Other Events
On October 11, 2018, Johnson & Johnson (the Company) determined that it will record an intangible asset impairment charge related to an in-process research and development asset, AL-8176, an investigational drug for the treatment of Respiratory Syncytial Virus (RSV) and human metapneumovirus (hMPV), with a carrying value of $1.7 billion acquired in the acquisition of Alios Biopharma Inc. in 2014.
Late in the fiscal second quarter of 2018, information became available which led the Company to suspend on-going Phase 2B trials on AL-8176 until an analysis of this information was completed. The Company disclosed the trial suspension in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 2, 2018.
In the fiscal third quarter of 2018, further information became available to the Company enabling the Company to reassess the carrying value of the AL-8176 in-process research and development asset. On October 16, 2018, the Company announced that in the fiscal third quarter of 2018 the Company recorded a non-cash after-tax impairment charge of approximately $630 million to the AL-8176 asset primarily representing the impact of the ongoing analysis of the activities related to the development of AL-8176. The charge will be reflected in the Company’s fiscal third quarter 2018 financial results and will be excluded for purposes of adjusted earnings. The Company continues to evaluate information with respect to the development program and will monitor the remaining $900 million intangible asset for further impairment.
Item 9.01            Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.15	Press Release dated October 16, 2018 for the period ended September 30, 2018.
99.2O	Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the third quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: October 16, 2018	By:	/s/ Ronald A. Kapusta
Ronald A. Kapusta Controller (Principal Accounting Officer)